EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the quarterly report on Form 10-Q/A for the quarterly period ended September 30, 2016 of Duos Technologies Group, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gianni B. Arcaini, Chairman and Chief Executive Officer of the Company, and I, Adrian G. Goldfarb, Chief Financial Officer, certify to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2016	/s/ Gianni B. Arcaini
Gianni B. Arcaini
Chairman and Chief Executive Officer

Date: December 14, 2016	/s/ Adrian G. Goldfarb
Adrian G. Goldfarb
Chief Financial Officer